                                                                   Exhibit 10.05

                            PATENT PURCHASE AGREEMENT


         THIS PATENT PURCHASE AGREEMENT (this "Agreement") is made this 26th day of April, 1995, by and between Sampath Parthasarathy, Ph.D., a resident of Georgia ("Seller") and AtheroGenics, Inc., a Georgia corporation ("Buyer").

                                   WITNESSETH:

         WHEREAS, Seller is the inventor of that certain United States Patent No. 5,262,439 for "Soluble Analogs of Probucol" issued on November 16, 1993 (the '439 patent) and corresponding foreign applications and patents (the "Patents").

         WHEREAS, Seller previously granted all right, title and interest to the Patents to The Regents of the University of California ("U.C.") and U.C. has returned to Seller all of its right, title and interest to the Patents for consideration in part of [*] (the "Return Price"); and

         WHEREAS, the Patents are subject to a License to the United States Government executed on March 27, 1995 (the Government License) by virtue of funding provided by the Department of Health and Human Services for work incorporated in the Patents; and

         WHEREAS, Buyer wishes to obtain all right, title and interest, other than rights conferred in the Government License, to the Patents and the inventions covered by the Patents from Seller and Seller desires to transfer the Patents to Buyer;

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. BUYER'S ACQUISITION OF THE PATENT.

         (a) Seller shall sell and assign all of its right, title and interest to the Patents to Buyer pursuant to the Assignment of Patents attached hereto as Exhibit "A".

         (b) In full consideration of Seller's sale and transfer of the Patents in accordance with Section 1(a), Buyer shall (i) pay Seller an amount equivalent to the Return Price, (ii) make the payment set forth in Section 1(c) below, and
(iii) make the royalty payments to Seller set forth in Section 2.

         (c) Upon consummation of the transactions contemplated herein, not including periodic royalty payments, Buyer shall reimburse Seller (or pay on behalf of Seller) up to [*] of any of the fees charged by Holtzmann, Wise & Shepard for services performed for Seller in connection with the transactions contemplated herein, including the reacquisition of Patents by Seller from U.C.

         [*] Certain confidential information contained in this document, marked by an asterisk within brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

         2. ROYALTY PAYMENTS TO SELLER.

         (a) In consideration of Seller's sale and assignment of the Patents to Buyer, Buyer shall pay Seller for the period beginning on the Closing Date and extending until the last to expire valid claim in the jurisdiction where the patent is enforceable ("Term") a royalty of [*] of the gross selling price paid to Buyer by a purchaser of any process, service or product in which any one of claimed inventions of the Patents is utilized as a necessary component net of any discounts, allowances, taxes, rebates, returns, import or export duties and transportation prepaid or allowed.

         (b) Royalty payments shall be made by Buyer to Seller on a semiannual basis on January 1 and July 1 of each year during the Term and Buyer shall provide Seller with an accounting of all sales of products in respect of the Patents upon Seller's request. All records and books of account with respect to the Patents shall be available at all reasonable times at the principal office of Buyer for inspection by Seller not more than twice per year.

         3. IMPROVEMENTS ON PATENT.

         (a) Rights to all improvements made relating to inventions claimed in the Patents ("Improvements"), which Improvements are made by Seller, shall be covered by that certain Patent, Copyright and Noncompetition Agreement of even date.

         (b) All Improvements made by Buyer shall become the exclusive property of Buyer, and Seller shall not be entitled to any royalty payments with respect to such Improvements.

         4. REPRESENTATIONS AND WARRANTIES OF SELLER.

         The Representations and Warranties of Seller shall survive the Assignment of the Patents.

         (a) Seller represents that to the best of his knowledge he has full power and authority to execute, deliver and perform this Agreement and that the provisions of this Agreement do not conflict with any other agreement to which Seller is a party or by which Seller is bound.

         (b) Seller is the sole and exclusive owner of the Patents, subject to the Government License, and has the unrestricted right to sell and assign the Patents to Buyer.

         (c) No claim has been asserted against Seller by any person which challenges or questions the ownership or validity of the Patents or effectiveness of any of the claimed inventions of the Patents and to the knowledge of Seller the making, using or selling of any of the claimed inventions of the Patents or the know-how in connection therewith does not infringe in any respect on the rights of any person or entity.

         (d) Other than the Government License, Seller has not assigned any interest or right to obtain an interest in the Patents to anyone other than Holder.

         (e) Seller is the true, sole inventor of the inventions claimed in the Patents.

         5. CONDITIONS TO BUYER'S OBLIGATIONS. Buyer's obligations hereunder shall be subject to the satisfaction of the following conditions:

         (a) The representations and warranties made by Seller herein shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as though said representations and warranties had been made on and as of the Closing Date and Seller shall have complied with all of the covenants and agreements required to be performed by Seller on or prior to the Closing Date.

         (b) Seller shall have executed and delivered to Buyer the Consulting Agreement attached hereto as Exhibit "B" along with any other agreement required thereby.

         (c) All actions taken by Seller in connection with the transactions contemplated by this Agreement and all documents and papers relating to such transactions shall be satisfactory to Buyer, and Seller shall have delivered to Buyer a certificate, dated as of the Closing Date, certifying that the conditions set forth in Section 5(a) and Section 5(b) have been satisfied.

         6. MISCELLANEOUS.

         (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the heirs, personal representatives, successors and permitted assigns of the parties hereto.

         (b) This Agreement is not assignable by Seller without the prior written consent of the other party. Any amendments to this Agreement shall be in writing and shall be signed by both parties.

         (c) Any notice or other communication required or permitted to be given under this Agreement shall be in writing and shall be mailed by certified or registered mail, return receipt requested, or sent by facsimile, or by overnight courier or express mail service:

         If to Seller:

                           Sampath Parthasarathy, Ph.D.
                           Emory University School of Medicine
                           Department of Gyn-Ob
                           P.O. Box 21246
                           Atlanta, GA 30322
         with a copy to:

                           Holtzmann, Wise & Shepard
                           3030 Hansen Way, Suite 100
                           Palo Alto, CA 94304-1006
                           Attention: Thomas Barton, Esq.

         If to Buyer:

                           AtheroGenics, Inc.
                           3343 Peachtree Road, N.E.
                           Suite 1140, East Tower
                           Atlanta, Georgia 30326
                           Attention: President

         with a copy to:

                           Lyon & Lyon
                           First Interstate World Center
                           633 West Fifth Street, Suite 4700
                           Los Angeles, CA 90071-2066
                           Attention: Carol A. Schneider, Ph.D

All notices given shall be deemed effective upon receipt or if mailed the earlier of receipt or 5 days after mailing. A change of address is effective when given by one party to the other party in writing pursuant to the notice provisions of this Section 6(c).

         (d) This Agreement is executed by Buyer in, and shall be construed in accordance with and governed by the laws of, the State of Georgia without giving effect to the principles of conflicts of law thereof.

         (e) This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original, and all of which shall constitute the same instrument.

         (f) This Agreement (including the Exhibits hereto) constitutes the sole understanding of the parties with respect to the subject matter hereof; provided, however, that this provision is not intended to abrogate any other written instrument or agreement between the parties executed with or after this Agreement.

         (g) Each party hereto agrees to do all acts and to make, execute and deliver such written instruments as from time to time shall reasonably be required to carry out the terms and provisions of this Agreement. Furthermore, Seller shall, at any time after the date hereof, take all actions necessary to apply for and to obtain Letters Patent or other comparable legal protection if before Closing, or assist Buyer in applying for and obtaining Letters Patent or other legal protection if after Closing in any additional jurisdiction upon Buyer's request and at Buyer's expense.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


Sampath Parthasarathy
----------------------------------
Sampath Parthasarathy, Ph.D.



ATHEROGENICS, INC.


R Wayne Alexander
----------------------------------
By: R Wayne Alexander, M.D., Ph.D.
President

                                   ASSIGNMENT


                  WHEREAS THE REGENTS OF THE UNIVERSITY OF CALIFORNIA, a corporation duly organized under and pursuant to the laws of CALIFORNIA, and having its principal place of business at 300 Lakeside Drive, 22nd Floor, Oakland, California 94612-3550 (hereinafter referred to as the assignor) is the owner of the invention entitled "SOLUBLE ANALOGS OF PROBUCOL" set forth in United States Patent Number 5,262,439 issued on November 16, 1993; and

                  WHEREAS SAMPATH PARTHASARATHY, Emory University Department of GYN OB, P.O. Box 21246, Atlanta, GA 30322, (hereinafter referred to as the assignee), desires to acquire the entire right, title and interest in and to said inventions and said Letters Patent of the United States, and in and to any Letters Patent or Patents, United States or foreign, to be obtained therefor and thereon;

                  NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, said assignor does sell, assign, transfer and set over to assignee, his successors, legal representatives and assigns, its entire right, title and interest in and to the above mentioned inventions, Letters Patent, and any and all Letters Patent or Patents in the United States of America and all foreign countries which may be granted therefor and thereon, and to any and all divisions, continuations, continuations-in-part, reissues and extensions, and all its rights under the International Convention for the Protection of Industrial Property, the same to be held and enjoyed by said assignee to the full end of the term or terms for which Letters Patent or Patents may be granted, as fully and entirely as the same would have been held and enjoyed by the assignor, had this sale and assignment not been made.

                  ASSIGNOR hereby covenants that no assignment, sale, agreement or encumbrance has been or will be made or entered into which would conflict with this Assignment.

                  ASSIGNOR hereby authorizes and requests the Commissioner of Patents and Trademarks to record this Assignment for said Letters Patent or any legal equivalent thereof in the name of ASSIGNEE, his successors and assigns, in accordance with this Assignment.

                  WITNESS MY HAND AT Alameda California, this 25th day of January, 1995.



                                          THE REGENTS OF THE UNIVERSITY OF
                                          CALIFORNIA

                                          By: Linda S Stevenson
                                             ------------------------------
STATE OF CALIFORNIA            )
                               )          SS.
COUNTY OF ALAMEDA              )


         On this 25th day of January, 1995, before me, Jerina A. Labat a Notary Public, personally appeared Linda S. Stevenson, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to this instrument, and acknowledged that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument. Witness my hand and official seal.


                                                       Jerina A. Labat
                                               --------------------------------
                                               Notary Public in and for
                                               said County and State

                     LICENSE TO THE UNITED STATES GOVERNMENT


Invention Title: Soluble Analogs of Probucol

Inventor(s):      Sampath Parthasarathy

Patent or Application Serial No:            5,262,439

U.S. Filing/Issue Date:  Issued November 16, 1993

Grant/Contract Identification No: HL 14197

Foreign Applications filed/intended in (countries): Canada, EPO, Japan

The invention identified above is a Subject Invention under 35 U.S.C. 200, et seq., and the Standard Patent Rights clause at 37 CRF 401.13 or FAR 52.227-11, which are included among the terms of the above-identified grant/contract award from the Public Health Service/National Institutes of Health. This document is confirmatory of:

         1. The nonexclusive, nontransferable, irrevocable, paid-up license granted to the Federal Government in the invention described in the patent application and in any of all divisions, continuations, and continuations in part, and in any and all patents and re-issues granted thereon; and

         2. All other rights acquired by the Government by reason of the above identified grant/contract award and the laws and regulations which are applicable to the award.

The Government is hereby granted an irrevocable power to inspect and make copies of the above-identified patent application.

         Signed this 27 day of March, 1995.

         By: /s/ Sampath Parthasarathy
             ---------------------------------
                  [Inventor(s) Name]


         Street Address: 2958 North Brook Drive, Atlanta
                        --------------------------------
         City, State, & Zip Code: Atlanta, GA 30340
                                  -----------------

                                 April 26, 1995


Sampath Parthasarathy, Ph.D.
Emory University School of Medicine
Department of Gyn-Ob
P.O. Box 21246
Atlanta, GA 30322

Dear Dr. Parthasarathy:

         AtheroGenics, Inc., a Georgia corporation (the "Company"), desires to obtain your services as a consultant in the field of atherogenesis and the chemistry and biology of oxidation reactions and their inhibitors, to assist and advise the Company in connection with its efforts of researching, developing, marketing and worldwide promotion of prescription pharmaceuticals for the treatment of atherosclerosis and other inflammatory diseases through regulation of intracellular redox pathways (the "Business"). As part of your services as a consultant, the Company desires that you become a member of its Scientific Advisory Board. Subject to the Assignment of Patents by you to the Company pursuant to that certain Patent Purchase Agreement, dated as of April 26, 1995, between you and the Company (the "Patent Purchase Agreement"), you agree to provide such consulting services and to serve on the Company's scientific Advisory Board in accordance with the following terms and conditions:

1.       SERVICES:

         a. CONSULTING SERVICES. You agree to devote up to eight (8) hours per month providing services as a consultant to the Company in connection with the Business. Such services shall be performed during regular business hours at times reasonably agreeable to you and the Company and shall consist of such duties and responsibilities as are assigned to you by the Board of Directors of the Company.

         b. SCIENTIFIC-ADVISORY BOARD. As part of your services as a consultant, you agree to serve on the Company's Scientific Advisory Board. There is currently no formal schedule established for meetings of the Scientific Advisory Board but it is anticipated that the Scientific Advisory Board will meet a minimum of six (6) days per year.

2.       COMPENSATION.

         a.       CASH COMPENSATION AND EXPENSE REIMBURSEMENT.

                  i. As sole and exclusive compensation for your services hereunder, the Company shall pay you Twelve Thousand Dollars ($12,000) per year for your consulting services and for serving on the Scientific Advisory Board.

Sampath Parthasarathy, Pd.D.
April 26, 1995
Page 2



                           For our respective conveniences, the compensation shall be paid to you at the rate of $1000 per month.

                  ii. In addition, you shall be reimbursed for any air travel (economy class) necessary and requested by the Company, and all reasonable living expenses, including, but not limited to, car rental, meals, and lodging incurred by you when associated with the rendering of your services at locations away from your home or from Atlanta, Georgia. The Company shall make all payments to you in accordance with this paragraph within thirty (30) days of receipt of an invoice from you itemizing your travel expenses, including receipts for incidental expenses in excess of $25.00. Your invoices shall be mailed to the Company at 3343 Peachtree Road, N.E., Suite 1140, East Tower, Atlanta, Georgia 30326, Attention:
                           President.

                  iii. All payments, including reimbursements for actual expenditures, shall be, included in your gross income as compensation for services rendered and accordingly reported on your IRS Form 1099. You shall be responsible for payment of all taxes including Social Security taxes on income earned under this Agreement as none will be withheld by the Company. You shall indemnify AtheroGenics for any claims made by federal, state or local tax agencies as a result of your failure to pay taxes, fees, withholding, or the like.

         b.       COMMON STOCK OF THE COMPANY.

                  i. As additional compensation for your services performed under this Agreement, and as an incentive to help make the Company successful, you will be issued 40,000 shares of Common Stock of the Company upon your execution and delivery of this Agreement and the simultaneous closing of the sale of United States Patent No. 5,262,439 and corresponding foreign applications and patents pursuant to the Patent Purchase Agreement. Simultaneous with your acceptance of this Agreement, you will enter into a Stock Restriction Agreement between you and the Company (the "Stock Restriction Agreement") in the form attached hereto as Exhibit "I". If this Agreement is terminated by the Company for cause (which shall be the willful breach by you of this Agreement) or by you (other than for death or disability) pursuant to Paragraph 4 prior to the end of the term provided

Sampath Parthasarathy, Pd.D.
April 26, 1995
Page 3



                           herein, you shall be entitled only to the Vested Shares as defined in the Stock Restriction Agreement.


                  ii. The Stock is being acquired by you solely for your account, for investment, with no present intention of making a public distribution thereof within the meaning of the Securities Act. None of the Stock will be sold or transferred by you in violation of the Securities Act or any state securities law, and your financial condition is such that this investment can be made on a long-term basis and you can afford the complete loss of the investment. You are aware that none of the Stock has been registered under the Securities Act or any state securities law, that the Stock must be held indefinitely unless they are subsequently registered or an exception from such registration is available and that the Company is under no obligation to register any of the Stock under the Securities Act or any state securities law. You are aware that an exception from registration requirements of the Securities Act pursuant to Rule 144 thereunder is not presently available; that the Company has not covenanted to make available an exception from the registration requirements pursuant to such Rule 144 or any successor rule for resale of any of the Stock; and that even if any exemption under Rule 144 were available, the Rule permits only routine sales of securities in limited amounts in accordance with the terms and conditions of such Rule. You further acknowledge that there is presently no market for the purchase and sale of any of the Stock.

                  iii. You confirm that the Company has made available to you, or to your representatives, the opportunity to ask questions of its officers and directors and to acquire such additional information about the business and financial condition of the Company as you request. You are not acquiring and will not acquire the Stock based upon representations, oral or written, by any person with respect to the future value of, or income from, such Stock but rather upon your independent examination and judgment as to the prospects of the Company, You have all requisite legal power to enter into this Agreement, to acquire the Stock and carry out and perform your other obligations under the terms of this Agreement.

3.       INDEPENDENT CONTRACTOR.

         It is agreed that you are to have complete freedom of action as to the details, methods and means of performing these services. It is further understood that you are retained and

Sampath Parthasarathy, Pd.D.
April 26, 1995
Page 4




         have contracted with the Company only for the purposes and to the extent set forth in this Agreement, and your relation to the Company and any of its affiliates shall, during the period of your retainer and service, be that of an independent contractor. Except as otherwise provided herein, you shall not be considered under the provisions of this agreement or otherwise as having status as an employee of the Company, nor shall you be entitled hereafter to participate in any plans, arrangements, or distributions by the Company relating to any pension, deferred compensation, bonds, stock bonus, stock option, hospitalization, insurance, or other benefits extended to its employees since you are performing services as an independent contractor.

4.       CONTRACT PERIOD.

         This Agreement becomes effective on the date set forth above your signature and will continue in effect for four (4) years. Notwithstanding the foregoing, either you or the Company may terminate this Agreement at any time and for any reason during its term by giving at least one (1) month's written notice. This Agreement shall automatically extend for consecutive twelve (12) month periods subject to the rights of the parties to terminate this Agreement as provided herein.

5.       INVENTIONS.

         You agree that inventions made during the course of this Agreement shall be subject to the terms of that certain Patent, Copyright and Nondisclosure Agreement dated as of April 26, 1995 (the "Patent, Copyright and Nondisclosure Agreement").

6.       NON-DISCLOSURE: CONFLICT OF INTEREST.

         Simultaneous with your acceptance of this Agreement, you will enter into the Patent, Copyright and Nondisclosure Agreement in the form attached hereto as Exhibit "2".


7.       GENERAL CONDITIONS.

         a. If any provision of this Agreement shall be declared invalid, illegal or unenforceable, such provision shall be severed and all remaining provisions shall continue in full force and effect.

         b. The term, the Company, as used herein, shall include any subsidiary or affiliate of the Company.

Sampath Parthasarathy, Pd.D.
April 26, 1995
Page 5




         c. This Agreement shall be binding upon you, your heirs, executors, assigns and administrators and shall inure to the benefit of the Company, its successors and assigns.

         d. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

8.      PRIOR AGREEMENTS.

         This Agreement shall replace all prior agreements between you and the Company relative to your services as a consultant, and this Agreement along with the Patent Purchase Agreement, the Stock Restriction Agreement and the Nondisclosure Agreement, contain the entire understanding between you and the Company regarding your relationship with the Company. This Agreement shall be amended only in writing agreed to by both parties and shall not be assignable by you or by operation of law.

         Please indicate your acceptance of the foregoing by signing in the space provided below and returning one original letter to my attention.

                                                Sincerely,


                                                 R. Wayne Alexander
                                                 ---------------------------
                                                 R. Wayne Alexander, A.D., Ph.D.
                                                 President
                                                 AtheroGenics, Inc.

Accepted and agreed to this
26th day of April, 1995.

/s/ Sampath Parthasarathy, PH.D
-------------------------------
Sampath Parthasarathy, Ph.D.

Social Security No.[*]

                               ATHEROGENICS, INC.

                           STOCK RESTRICTION AGREEMENT


                  THIS STOCK RESTRICTION AGREEMENT (this "Agreement") is made and entered into as of April 26, 1995 by and between ATHEROGENICS, INC. a Georgia corporation (the "Company"), and Sampath Parthasarathy, Ph.D., a resident of Georgia ("Stockholder").

                                R E C I T A L S:

         A. Stockholder is being issued as of the date hereof forty thousand (40,000) shares of the Common Stock of the Company (the "Shares") in connection with that certain Patent Purchase Agreement of even date herewith (the "Patent Purchase Agreement") and that certain Consulting Agreement dated of even date herewith (the "Consulting Agreement"). As used herein, the term "Shares" refers to all such shares presently held by the Stockholder and to all securities purchased or otherwise received in addition thereto or in replacement thereof, pursuant to or in consequence of any stock dividend, stock split, recapitalization, merger, reorganization, exchange of shares or other similar event.

         B. The Company is party to Series A Convertible Preferred Stock Agreement (the "Purchase Agreement") dated as of May 6, 1994 with Alliance Technology Ventures, L.P. ("Alliance") pursuant to which the Company issued to Alliance the Company's Series A Convertible Preferred Stock. All capitalized terms in this Agreement shall have the meanings ascribed to such terms in the Purchase Agreement unless otherwise defined herein.

                  In order to provide assurance to Alliance and other persons who may purchase or otherwise require shares of the Series A Convertible Preferred Stock (the "Preferred Stock") of the Company in the future (collectively, the "Investors") and thereby to assist in future equity financings of the Company, Stockholder is willing to enter into this Agreement for the benefit of the Company, the Investors and any other person or entity who holds stock of the Company from time to time.

         THE PARTIES AGREE AS FOLLOWS:

         1. THE COMPANY'S RIGHT TO REPURCHASE UPON TERMINATION OF EMPLOYMENT.

                  1.1. REPURCHASE RIGHT. The unvested Shares, regardless of ownership, shall be subject to a right (but not obligation) of repurchase in favor of the Company (the "Right of Repurchase") at the price set forth below ("Purchase Price"), if the Stockholder's consultancy with the Company is terminated by Stockholder other than for death or disability or by the Company for cause which shall be the wilfull breach of the Consulting Agreement (the "Consultancy Termination") before the Right of Repurchase expires with respect to such Shares in accordance with Schedule 1.1. The Purchase Price shall be ten cents (10(cent)) per Share for those

40,000 Shares transferred in connection with the Patent Purchase Agreement and the Consulting Agreement. The Stockholder may not dispose of or transfer or pledge or grant a security interest in any Shares which are subject to the Right of Repurchase and any such attempted transfer shall be null and void. The Company's rights under this Section 1.1 shall be freely assignable, in whole or in part.

                  1.2. REPURCHASE PROCEDURE. The Company's Right of Repurchase shall terminate if not exercised by written notice from the Company to the Stockholder within sixty (60) days from the date on which the Company learns of the Consultancy Termination. If the Company exercises its Right of Repurchase, the Stockholder shall promptly endorse and deliver to the Company the stock certificates representing the Shares being repurchased free and clear of any liens, claims or encumbrances, and the Company shall then pay promptly (but in no event later than sixty (60) days after the date of Consultancy Termination, or five (5) days after return of the stock certificate, whichever is later, pursuant to the provisions of Section 1.3 of this Agreement, the total Purchase Price to the Stockholder.

                  1.3. REPURCHASE PAYMENT. If, at the time of the repurchase, any notes are outstanding which represent any portion of the total Purchase Price for Shares being so repurchased, the Purchase Price shall be paid first by cancellation of any obligation for accrued but unpaid interest under such notes, next by cancellation of principal under such notes, and finally by payment of cash or check.

                  1.4. BINDING EFFECT. The Company's Right of Repurchase shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any representative, executor, administrator, heir, successor, assignee or legatee of the Stockholder.

                  1.5. For purposes of this Article I and Article 2 below, if Stockholder is also a member of the Board of Directors of the Company, the Stockholder shall abstain from voting in regard to Company's Right of Repurchase or Right of First Refusal (as that term is defined below).

         2. COMPANY'S RIGHT OF FIRST REFUSAL RESPECTING SHARES.

                  2.1. RIGHT OF FIRST REFUSAL. Without derogation of any provisions of Section 1, and except as provided by Section 2.5 of this Agreement, and if and to the extent Stockholder is allowed to sell under applicable Securities laws which may restrict Stockholder's ability to sell, pledge or otherwise transfer, in the event that the Stockholder proposes to sell, pledge, or otherwise transfer any Shares or any interest in such Shares to any person or entity, the Company shall have a right of first refusal (the "Right of First Refusal") with respect to such Shares. Stockholder shall give a written notice (the "Transfer Notice") to the Company describing fully any proposed transfer of Shares, including the number of Shares proposed to be transferred, the proposed transfer price, and the name and address of the proposed transferee. The Transfer Notice shall be signed both by the Stockholder and by the proposed transferee. The Company shall have the right to purchase all, but not less than all, of the Shares subject to the Transfer

Notice at the same price and on the same terms as those indicated in the Transfer Notice by delivery of a notice of exercise of the Company's Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company (the "Repurchase Period"). The Company's rights under this Section 2.1 shall be freely assignable, in whole or in part. For purposes of this Agreement, a transfer of Shares or any interest in Shares to an inter vivos revocable trust which does not allow for the disposition of these Shares except upon Stockholder's death and then only to Stockholder's immediate family members, or transfer of Shares or any interest in Shares via a testimentary instrument to Stockholder's immediate family members, shall not be considered a transfer. However, subsequent sales, pledges or other transfers of any Shares or interest in Shares shall be subject to this Right of First Refusal. Notwithstanding anything to the contrary, any Shares so transferred shall be subject to all limitations and restrictions of Section 1.1.

                  2.2. TRANSFER OF SHARES. If the Company fails to exercise the Right of First Refusal within the Repurchase Period, the Stockholder, may, not later than ninety (90) days following delivery to the Company of the Transfer Notice, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Stockholder, shall again be subject to the Right of First Refusal and shall require compliance by the Stockholder with the procedure described in Section 2.1 of this Agreement. If the Company exercises the Right of First Refusal, the parties shall consummate the sale of shares on the terms set forth in the Transfer Notice; provided, however, in the event the Transfer Notice provides for payment for the Shares other than in cash, the Company shall have the option of paying for the Shares by the discounted cash equivalent of the consideration described in the Transfer Notice.

                  2.3. BINDING EFFECT OF RIGHT OF FIRST REFUSAL. The Company's Right of First Refusal shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any transferee of Shares other than a transferee acquiring Shares in a bona fide arms-length transaction where the Company failed to exercise the Right of First Refusal (a "Free Transferee"), or a transferee of a Free Transferee.

                  2.4. TERMINATION OF THE COMPANY'S RIGHT OF FIRST REFUSAL. Notwithstanding anything in this Section 2, the Company shall have no Right of First Refusal, and Stockholder shall have no obligation to comply with the procedures in Sections 2.1 through 2.3 after the earlier to occur of (i) the Company's initial registered public offering of Common Stock to the public, or
(ii) the date ten (10) years after the date of this Agreement.

                  2.5. LIMITATIONS TO RIGHTS. Without regard and not subject to the provisions of Sections 2.1 and 3.1, the Stockholder may sell or otherwise assign for consideration Shares to any or all of his ancestors, descendants, spouse, or members of his immediate family, or to a custodian, trustee (including a trustee of a voting trust), executor, or other fiduciary for the account of his ancestors, descendants, spouse, or members of his immediate family, provided that each such transferee or assignee, prior to the completion of the sale, transfer, or assignment, shall have executed documents assuming the obligations of the Stockholder under this Agreement with respect to the transferred securities.

         3. RIGHTS OF CO-SALE.

                  3.1. THE RIGHTS OF INVESTORS. Following the Repurchase Period, if at any time Stockholder proposes to sell any Shares to parties other than the Investors in a transaction (the "Transaction") not registered under the Act in reliance upon a claimed exemption thereunder, then to the extent the Company has not exercised its Right of First Refusal as to any Shares being sold, any Investor which notifies the Company in writing, within thirty (30) days after receipt of the notification from the Stockholder referred to in Section 3.2 (a "Selling Holder") shall have the opportunity to sell a pro rata portion of Shares which the Stockholder proposes to sell to such third party in the Transaction; whereupon the Stockholder shall assign so much of his interest in the agreement of sale as the Selling Holder shall be entitled to and shall request hereunder, and the Selling Holder shall assume such part of the obligations of the Stockholder under such agreement as shall relate to the sale of the Shares by the Selling Holder. For the purposes of this Section 3, the "pro rata portion" which the Selling Holder shall be entitled to sell shall be an amount of shares equal to the total amount of Shares proposed to be sold multiplied by a fraction, the numerator of which is the number of shares of Common Stock issuable upon conversion of the Preferred Stock and shares of Common Stock owned by a Selling Holder, and the denominator of which is the total number of such shares owned by all participating Selling Holders and the Stockholder. Each Selling Holder shall notify the Stockholder whether it elects to sell an amount equal to or less than its pro rata portion of the Shares so offered. Each Selling Holder shall be entitled to apportion Shares to be sold among its partners and affiliates, provided that such Selling Holder notifies the Company of such allocation.

                  3.2. NOTICE. Following the Repurchase Period, prior to any sale by the Stockholder of any Shares, the Stockholder shall notify each Investor and the Company, in writing, of his intention to sell and issue such securities, setting forth the general terms under which he proposes to make such sale. Such notice shall be signed by the third parties, or a representative of such third parties, or shall be accompanied by a letter of intent signed by the third parties or representatives of such third parties, to whom the sale, assignment or transfer is proposed and shall indicate the third parties' concurrence with the description of the terms.

                  3.3. FAILURE TO NOTIFY. If, within thirty (30) days after the Stockholder gives his notice to the Investors, the Investors do not notify the Company that they desire to sell all of their pro rata portion of the Shares described in such notice at the price and on the terms and conditions set forth therein, then the Stockholder may, not later than ninety (90) days following delivery of the notice under Section 3.2 as to the Shares to which the Investors do not indicate a desire to sell, conclude a transfer on the terms and conditions described in the notice. In the event the Stockholder has not concluded such sale of shares within such ninety (90) days, the Stockholder shall not thereafter sell any Shares without first notifying the Investors and the Company in the manner provided above. The exercise or non-exercise of the right to participate in one or more sales of Shares made by the Stockholder shall not adversely affect an Eligible

Holder's right to participate in subsequent sales of Shares by the Stockholder pursuant to Section 3.1 hereof.

                  3.4. TERMINATION. The obligations of the Stockholder under this Section 3 shall terminate and be of no further force and effect upon the occurrence of either event described in subsection 2.4 of this Agreement.

         4. MARKET STANDOFF. The Stockholder hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Act, the Stockholder shall not sell or otherwise transfer any Shares for a period of one hundred eighty (180) days following the effective date of a Registration Statement filed under the Act; provided, however, that such restriction shall apply to the first two (2) Registration Statements of the Company to become effective under the Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the Act. The Company may impose stop-transfer instructions in order to enforce the foregoing restrictions.

         5. TAXES. The Stockholder shall execute and deliver to the Company with this executed Agreement a copy of the Acknowledgement and Statement of Decision Regarding Election Pursuant to Section 83(b) of the Internal Revenue Code (the "Acknowledgement") attached hereto as Schedule 5A. The Stockholder shall execute and submit with the Acknowledgement a copy of the Election Pursuant to Section 83(b) of the Code, attached hereto as Schedule 5B, if the Stockholder has indicated in the Acknowledgement his decision to make such an election. The Stockholder should consult his tax advisor to determine if there is a comparable election to file in the state of his residence and whether such filing is desirable under the circumstances. The Company may withhold from the Stockholder's wage, or require the Stockholder to pay to the Company, any applicable withholding or employment taxes resulting from the lapse of any restrictions imposed on the Shares.

         6. STOCK RESTRICTIVE LEGENDS. Stock certificates evidencing Shares may bear such restrictive legends as the Company and the Company's counsel deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following legends:

                  "The securities represented hereby are subject to a right of first refusal by the Company and a right of co-sale on the part of certain stockholders pursuant to provisions of the Stock Restriction Agreement between the Company and Sampath Parthasarathy dated as of April 26, 1995, and may not be sold or otherwise transferred except in compliance with the terms of such agreement."

                  "The securities represented hereby may be subject to a right of repurchase by the Company, pursuant to the provisions of the Stock Restriction Agreement between the Company and Sampath Parthasarathy dated as of April 26, 1995, and such securities may not be sold or otherwise transferred if such securities are subject to such right of repurchase."

                  "The securities represented hereby are subject to restrictions on transfer for a period of 180 days following the effective date of a registration statement under the Securities Act of 1993, as amended, for an offering of the Company's securities as more fully provided in a Stock Restriction Agreement among the Company, Alliance Technology Ventures, L.P., and the original purchaser of such securities."

         7. BINDING EFFECT. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors, and assigns of the parties hereto.

         8. DAMAGES. Stockholder shall be liable to the Company and Alliance for all costs and damages, including incidental and consequential damages, resulting from a disposition of Shares which is not in conformity with the provisions of this Agreement.

         9. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia applicable to contracts entered into and wholly to be performed within the State of Georgia residents. The parties agree that the exclusive jurisdiction and venue of any action with respect to this Agreement shall be in the Superior Court of Georgia for the County of Fulton or the United States District Court for the Northern District of Georgia, and each of the parties hereby submits itself to the exclusive jurisdiction and venue of such courts for the purpose of such action. The parties agree that service of process in any such action may be effected by delivery of the summons to the parties in the manner provided for delivery of notices set forth in Section 10.

         10. NOTICES. All notices and other communications under this Agreement shall be in writing. Unless and until Stockholder is notified in writing to the contrary, all notices, communications and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:

                                    ATHEROGENICS, INC.
                                    3343 Peachtree Road, N.E.
                                    Suite 1140
                                    East Tower
                                    Atlanta, Georgia 30326
                                    Attention:  President
with a copy to:

                                    Lyon & Lyon
                                    633 West Fifth Street
                                    Suite 4700
                                    Los Angeles, CA 90071-2066
                                    Attention:  Carol A. Schneider, Ph.D.

Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for Stockholder and related to this Agreement, if not delivered by hand, shall be mailed to Stockholder's last known address as shown on the Company's books, with a copy to:

                                    Holtzmann, Wise & Shepard
                                    3030 Hansen Way
                                    Suite 100
                                    Palo Alto, CA 94304-1006
                                    Attention: Thomas L. Barton

Notices and communications shall be mailed by registered or certified mail, return receipt requested, postage prepaid. All notices related to this Agreement shall be deemed received upon delivery or, if mailed, within five (5) days after mailing in accordance with this Section 10.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                         ATHEROGENICS, INC.


                                         R. Wayne Alexander
                                         ----------------------------------
                                         By: R. Wayne Alexander, M.D., Ph.D.
                                         Title: President

         Stockholder hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement.

                           Stockholder Sampath Parthasarathy
                                       --------------------------------------
         Stockholder's spouse indicates by the execution of this Agreement his or her consent to be bound by the terms herein as to his or her interests, whether a community property or otherwise, if any, in the Shares.

                           Stockholder's Spouse  Mrs. Dalyaui Parthasarathy
                                                -----------------------------

                SCHEDULE 1.01 OF THE STOCK RESTRICTION AGREEMENT

         The Right of Repurchase shall expire as follows:

         Forty percent (40%) of the Shares issued to Stockholder shall vest upon signing of the Stock Restriction Agreement, twenty percent (20%) shall vest each year after the date of signing (collectively the "Vested Shares"), and the Right of Repurchase shall no longer apply to any Vested Shares.



                                          ATHEROGENICS, INC.


                                          R. Wayne Alexander
                                          ----------------------------------
                                          By: R. Wayne Alexander, M.D., Ph.D.
                                          Title: President

                                          Stockholder: Sampath Parthasarathy
                                                       -----------------------

                                 SCHEDULE 5A


                       ACKNOWLEDGEMENT AND STATEMENT
                       OF DECISION REGARDING ELECTION
                        PURSUANT TO SECTION 83(b) OF
                          THE INTERNAL REVENUE CODE


     The undersigned (which term includes the undersigned's spouse), a holder of 40,000 shares of common stock of ATHEROGENICS, INC., a Georgia corporation (the "Company") hereby states as follows:

     1. The undersigned acknowledges receipt of a copy of the Company's Stock Restriction Agreement (the "Agreement"). The undersigned has carefully reviewed the Agreement.

     2.   The undersigned either [check as applicable]:

     ____ (a) has consulted, and has been fully advised by, the undersigned's own tax advisor, ______________________, whose business address is ______________________________, regarding the federal, state and local tax consequences of entering into the Agreement, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and pursuant to the corresponding provisions, if any, of applicable state laws; or

      X   (b) has knowingly chosen not to consult such a tax advisor.

     3. The undersigned hereby states that the undersigned has decided [check as applicable]:

     ____ (a) to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned's executed Agreement, an executed form which is attached as Schedule 5B to the Agreement; or

      X   (b) not to make an election pursuant to Section 83(b) of the Code.

     4. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the Agreement or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

    5. The undersigned is also submitting to the Company, together with the Agreement, an executed original of an election, if any is made, of the undersigned pursuant to provisions of state law corresponding to Section 83(b) of the Code, if any, which are applicable to the undersigned's purchase of shares under the Agreement.

Date: 5/25/95                          /s/ Sampath Parthasarathy
                                       ----------------------------------------
                                       Sampath Parthasarathy, Ph.D.



Date:
                                       ----------------------------------------

                                  SCHEDULE 5B

                   ELECTION PURSUANT TO SECTION 83(b) OF THE
                             INTERNAL REVENUE CODE
                             ---------------------

     The undersigned hereby elects pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), to include in the undersigned's gross income the excess (if any) of (x) the fair market value of the property described below, over the amount the undersigned paid for such property plus, if the shares to which this election relates were acquired by exercise of an "incentive stock option" within the meaning of Section 422 of the Code, the amount excluded from the undersigned's income pursuant to Sections 421 and 422 of the Code. This election is made to the same effect, and with the same limitations, with respect to the analogous provisions of Sections 83(b) (and, if applicable, Sections 412 and 422) of the Code under any applicable state statute. Pursuant to applicable Treasury Regulations the following information is provided:

     1. The undersigned's name, address and taxpayer identification (social security) number are

         Name:    Sampath Parthasarathy
               ----------------------------------------------------------------

         Address  2958 Worthbrook Drive, Atlanta GA 30340
                 --------------------------------------------------------------

         Social Security #:  [ * ]
                            ---------------------------------------------------

     2. The property with respect to which the election is made consists of 24,000 shares of Common Stock of ATHEROGENICS, INC., a Georgia corporation (the "Company").

     3. The date on which the above property was transferred to the undersigned was ____________________, 19__, and the taxable year to which this election relates is 19__.

     4. The above property is subject to the following restrictions: (a) a right of repurchase by the Company of the initial purchase price, if the undersigned ceases to be an employee of, or a consultant to, the Company or an affiliate of the Company; and (b) a right of first refusal by the Company should the undersigned wish to transfer the shares to a person or entity other than the Company.

     5. The fair market value of the above property at the time of transfer (determined without regard to any restrictions other than those which by their terms will never lapse) is $___________ per share.

     6. The amount paid for the above property by the undersigned was $_______ per share.

     7. A copy of this election has been furnished to the Company, and a copy will be filed with the income tax return of the undersigned to which this election relates.

      8. If the shares to which this election relates were acquired by exercise of an "incentive stock option" within the meaning of Section 422 of the Code, this election is protective only, is made solely to bar application of Section 83(a) of the Code, and is not an election of the undersigned actually to recognize income which apart from this election is protected from recognition by Sections 421 and 422 of the Code.

     If the shares to which this election relates were acquired by exercise of an incentive stock option, the amount expressly excluded from income pursuant to Sections 421 and 422 of the Code is $________ per share.

Dated: May 25, 1995.


                                          /s/ Sampath Parthasarathy
                                          ------------------------------------
                                          Sampath Parthasarathy, Ph.D.

                              ATHEROGENICS, INC.

                             PATENT, COPYRIGHT AND
                            NONDISCLOSURE AGREEMENT



     In partial consideration and as a condition of my engagement as a consultant by AtheroGenics, Inc., a Georgia corporation (the "Company"), and effective as of the date that the consultancy by the Company first commenced, the undersigned agrees as follows:

     1. NONCOMPETITION

     (a) The Company acknowledges and agrees that during the term of my consultancy by, or any subsequent consultancy with the Company (the
"Consultancy Period"), I may continue to be employed by the Emory University School of Medicine ("Emory") or may be employed by or consult with other academic or non-profit research institutions. In the course of my employment or consultancy with Emory or another medical school, I will perform services traditionally performed by members of the faculty of such school, including, without limitation, (i) teaching, (ii) providing medical services to patients or related or affiliated hospitals or clinics, (iii) conducting research on behalf of Emory with respect to medical devices, procedures and pharmaceuticals or other compounds which may relate to or be used as prescription pharmaceuticals (including pharmaceuticals which are or may be competitive with those marketed, promoted or researched by the Company), (iv) researching and testing pharmaceuticals or compounds manufactured or developed by third parties under circumstances that result in compensation to Emory (and possible indirect compensation to me) or such other school for such services, and (v) receiving honoraria for presentations at medical conferences or seminars, except that I will not investigate or develop for any other commercial entity (a) the relationship of oxidation reactions to transcriptional factors, including NFxB, in cardiovascular disease and other inflammatory diseases, (b) antioxidants and their anti-inflammatory role in the activation of transcriptional factors in cardiovascular disease and other inflammatory diseases, or (c) the commercial development of antioxidants as potential therapeutic mediators in cardiovascular diseases and other inflammatory diseases. Subject to the foregoing duties which I perform or may perform for Emory or other academic or research institutions during the Consultancy Period, I will not, without the prior written approval of an executive officer of the Company (i) engage in any other professional employment or consulting or (ii) directly or indirectly participate in or assist in any business which is a current or potential competitor of the Company.

     (b) I understand and acknowledge that the Company is in the business of researching, developing, marketing and worldwide promotion of prescription pharmaceuticals, and that to assist in this business endeavor the Company will be recruiting investors on a worldwide basis to furnish financial backing. During the course of my consulting, I will be consulting in the foregoing areas, i.e. researching, developing, investigating, producing, promoting, marketing and sales of prescription pharmaceuticals, as well as recruiting investors. I will acquire in-depth knowledge of certain of the Company's business practices and confidential information.

     (c) In light of the foregoing, during the Consultancy Period, I agree that I will not directly or indirectly, expressly or tacitly, for myself or on behalf of any entity anywhere in the world, (i) act as an officer, manager, advisor, executive, controlling shareholder, or consultant to any business in which my duties at or for such business include oversight of or actual involvement in the research, development, investigation, production, promotion, marketing or sales or prescription pharmaceuticals which are competitive with those being produced or developed by the Company, or are under investigation by the Company at the expiration of the Consultancy Period, (ii) recruit investors on behalf of an entity which engages in researching, developing, investigating, producing, promoting, marketing and sales of prescription pharmaceuticals which are competitive with those being produced or developed by the Company, or are under investigation by the Company at the expiration of the Consultancy Period, or (iii) become employed by such an entity in any capacity which would require me to carry out, in whole or in part, the duties I have performed for the Company with respect to prescription pharmaceuticals which are competitive with those being produced or developed by the Company, or are under active investigation by the Company at the expiration of the Consultancy Period). I acknowledge that because of the worldwide nature of the Company's business, this restriction will prevent me from acting in any of the foregoing capacities for any competing entity wherever located and that this worldwide scope is reasonable in light of the business of the Company.

     (d) I further agree that during the Consultancy Period, and for a period of two (2) years following the termination of the Consultancy Period, I will not directly or indirectly, on my own behalf or in the service or on behalf of others, solicit, suggest or direct others to solicit for hire any person employed by the Company at the time of termination of the Consultancy Period.

     (e) I agree that during the Consultancy Period, and for a period of two (2) years following the termination of the Consultancy Period, I will not, without the prior written approval of an executive officer of the Company, on my own behalf or in the service of or on behalf of others, knowingly solicit, divert, or attempt to appropriate, to any business which competes with the Company in the fields of research, development, investigation, production, promotion, marketing, and sales of prescription pharmaceuticals, any person or entity who is a customer of the Company or an actively sought prospective customer of the Company (who is known as such by me) during my Consultancy Period.

     (f) I agree that the covenants contained in this Section 1 are reasonable and necessary to protect the confidentiality of the trade secrets, and other confidential information concerning the Company acquired by me. The provisions of this Section 1 shall be interpreted so as to protect those trade secrets and confidential information, and to secure for the Company the exclusive benefits of the work performed on behalf of the Company by me under this Agreement, and not to unreasonably limit my ability to engage in employment and consulting activities in non-competitive areas which do not endanger the Company's legitimate interests expressed in this Agreement.

     (g) In the event that any of the covenants contained herein in subparagraphs (a) through (e) are deemed unenforceable by a court of competent jurisdiction, I agree that each of the covenants herein is severable from each of the others, and that a declaration of invalidity as to any one of the covenants shall not effect the enforceability of the others. Further, in the event one or more of the covenants herein is deemed unenforceable by a court of competent jurisdiction, the parties hereby agree and request that the court enforce the covenant(s) to the extent found reasonable by the court. I acknowledge that I have had the assistance of counsel of my choice in negotiation of this Agreement and of these covenants.

     2. INVENTIONS

        2.1 DISCLOSURE

            The Company acknowledges and agrees that pursuant to my employment relationship with Emory or such other academic or non-profit research institution or commercial enterprise as I may be engaged by in the future ("Employer"), Emory has, and an Employer may have, all right, title and interest in and to any patentable or unpatentable, copyrightable or uncopyrightable, idea, invention, work of authorship (including, but not limited to, computer programs, software and documentation), formula, device, improvement, method, process or discovery (any of the foregoing items hereinafter referred to as an "Invention") arising out of, related to or based upon my work for or on behalf of my Employer. Except for Inventions which arise out of my employment and belong to my Employer, I will disclose promptly to the proper officers of the Company in writing any Invention which relates to the Company's business that I conceive, make, develop, or work on, in whole or in part, solely or jointly with others during the term of my consultancy with the Company and for a period of six months thereafter regardless of whether (a) such invention was conceived, made, developed or worked on during my regular hours of employment of my time away from work; (b) the Invention was made at the suggestion of the Company; or (c) the Invention was reduced to drawing, written description, documentation, models or other tangible form.

        2.2 ASSIGNMENT OF INVENTIONS TO COMPANY

            I hereby assign to the Company without royalty or any other further consideration my entire right, title and interest in and to any Invention I am required to disclose under Section 2.1.

        2.3 RECORDS

            I will make and maintain adequate and current written records of all Inventions covered by Section 2.1. These records shall be and remain the property of the Company.

        2.4 PATENTS

            Subject to Section 2.1, I will assist the Company in obtaining, maintaining, and enforcing patents and other proprietary rights in connection with any Invention covered by Section 2.2 for which the Company has or obtains any right, title or interest. I farther agree that my obligations under this
Section 2.4 shall continue beyond the termination of the Consultancy Period, but if I am called upon to render such assistance after the termination of the Consultancy Period, I shall be entitled to a fair and reasonable rate of compensation for such assistance. I shall, in addition, be entitled to reimbursement of any out-of-pocket expenses incurred at the request of the Company relating to such assistance.

        2.5 PRIOR CONTRACTS AND INVENTIONS: INFORMATION BELONGING TO THIRD
            PARTIES

            I represent that, except as set forth on Schedule 2.5A hereto an initiated by the Company and me, there are no other contracts to assign inventions that are now in existence between any other person or entity and me. I further represent that other than my employment obligations for Emory and the NIH I have no other employments or undertakings which might restrict or impair my performance of this Agreement I will not, in connection with my engagement as a consultant by the Company, use or disclose to the Company any confidential trade secret or other proprietary information or any previous employer or other person to which I am not lawfully entitled. As a matter of record, I attach to
Schedule 2.5B of this Agreement a brief description of all Inventions made or conceived by me prior to my engagement as a consultant with the Company which I desire to be excluded from this Agreement.

     3. NONDISCLOSURE OF CONFIDENTIAL INFORMATION

     (a) I agree that all confidential information which is forwarded to me by the Company and which is marked Confidential if forwarded in written form or which is reduced to writing and marked Confidential within thirty days of forwarding if forwarded in oral form shall be received in strict confidence, used only for the purposes of this Agreement, and not disclosed by me (except as required by law or court order) without the prior written consent of the other Company, unless such information (a) was in the public domain at the time of disclosure, (b) later became part of the public domain through no act or omission of the by me, (c) was lawfully disclosed to me by a third party having the right to disclose it, or (d) was already known by me at the time of disclosure, as evidenced by written documents in my possession at the time of the disclosure.

     (b) In order to fulfill my obligation of confidence hereunder, I shall use at least the same degree of care with the Company's confidential information as I use to protect my own confidential information. This obligation shall exist while this Agreement is in force and for a period of four (4) years thereafter.

     4. PROPERTY OF THE COMPANY

     All notes, memoranda, reports, drawings, blueprints, manuals, materials, data and other papers and records of every kind which shall come into my possession at any time after the commencement of my consultancy with the Company, relating to any Inventions which I make while performing my duties as a consultant or member of the Scientific Advisory Board for the Company or relating to Confidential Information shall be the sole and exclusive property of the Company. This property shall be surrendered to the Company upon termination of the Consultancy Period, or upon request by the Company, at any other time either during or after the termination of the Consultancy Period.

     5. MISCELLANEOUS

        5.1 GOVERNING LAW

            This Agreement shall be construed and governed by the laws of the State of Georgia applicable to contracts entered into and wholly to be performed in Georgia by Georgia residents.

        5.2 ENFORCEMENT

            If any portion of this Agreement shall be determined to be invalid or unenforceable, the remainder shall be valid and enforceable to the maximum extent possible.

        5.3 INJUNCTIVE RELIEF, CONSENT TO JURISDICTION

            I acknowledge that the Company will suffer substantial damages not readily ascertainable or fully compensable in terms of money in the event of the breach of any of my obligations under this Agreement. I therefore agree that the Company shall be entitled (without limitation of any other rights or remedies otherwise available to the Company) to obtain an injunction from any court of competent jurisdiction prohibiting the continuance or recurrence of any breach of this Agreement. I hereby submit myself to the jurisdiction and venue of the courts of the State of Georgia for purposes of any such action. I further agree that service upon me in any such action or proceeding may be made by first class mail, certified or registered, to my address as last appearing on the records of the Company.

        5.4 WAIVER

            The waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of the same or any other provision hereof

        5.5 BINDING EFFECT

            This Agreement shall be binding upon and shall inure to the benefit of the successors, executors, administrators, heirs, representatives and assigns of the parties.

        5.6 HEADINGS

            The Section headings herein are intended for reference and shall not by themselves determine thee construction or interpretation of this Agreement.

        5.7 MODIFICATIONS

            All modifications or amendments to this Agreement must be in writing and signed by the party against whom enforcement of such modification or amendment is sought.

        IN WITNESS WHEREOF, I have executed this document as of the 26th day of April, 1995.



                                             /s/ Sampath Parthasarathy
                                             ---------------------------------
                                             Sampath Parthasarathy, Ph.D.




RECEIPT ACKNOWLEDGED:


ATHEROGENICS, INC.



/s/ R. Wayne Alexander
------------------------------------
By: R. Wayne Alexander, M.D., Ph.D.
Title: President

                                 SCHEDULE 2.5A



(List here prior contracts to assign inventions that are now in existence between any other person or entity and you.)

                                 SCHEDULE 2.5B



(List here previous Inventions which you desire to have specifically excluded from the operation of this Agreement.)